STATE OF NORTH CAROLINA                             MODIFICATION AND EXTENSION
                                                    OF LEASE
COUNTY OF MECKLENBURG



     THIS MODIFICATION AND EXTENSION OF LEASE made this 17 day of October, 1994, by and between B.F. Knott (LANDLORD), and Speizman Industries, Inc. (TENANT):

                               WITNESSETH

     The parties hereto do hereby ratify and affirm the provisions of that LEASE AGREEMENT, dated May 10, 1993, by and between the parties for the premises known as 1306 Berryhill Road, and the MODIFICATION AND EXTENSION
OF LEASE through January 31, 1995, which are hereby fully incorporated herein except for the following:

     1. The parties extend this LEASE AGREEMENT for an additional six (6) months beginning February 1, 1995 and ending July 31, 1995.

     2. During this extension, Tenant shall pay to Landlord rental of $34,375.02 in six (6) monthly installments of $5,729.17 each.

     3. Landlord will be able to take possession of the premises on or before August 1, 1995. From the date of this Modification and Extension through July 31, 1995, Landlord may place signs on the property for sale or lease and Landlord may show the premises to prospective purchasers or tenants during all reasonable hours upon reasonable notice to Tenant.

     4. Upon departure from the premises Tenant will clean all warehouse floors and leave them free of grease, oil, dirt and other foreign material and Tenant will clean all carpeting in the offices.

     IN WITNESS WHEREOF, this Modification and Extension of Lease has been duly executed by the Landlord and Tenant as of the day and year first above written.



                                        LESSOR: B.F. KNOTT


                                        By:      [signature]


                                        LESSEE: SPEIZMAN INDUSTRIES, INC.


                                        By:       Josef Sklut
                                                               VP FINANCE